EXHIBIT 99.1

RENAVOTIO SIGNS DEFINITIVE AGREEMENT WITH TRITANIUM LABS USA, INC.

Tulsa, Oklahoma--(-Newsfile Corp.–October 22, 2020-) -- Renavotio, Inc. (OTCQB: RIII), (the “Company,” or “Renavotio”), announced today that RIII and its wholly owned subsidiary, Renavotio Infratech, Inc., a Delaware corporation (collectively, the “Buyer”), completed a Share Purchase Agreement (the “Agreement”) with Tritanium Labs, Inc. (“Tritanium”) and its stockholders (the “Sellers”), purchasing all of Tritanium’s outstanding capital stock and its subsidiaries, as follows: (a) Tritanium Labs, LLC, an Illinois Limited Liability Company; (b) TruCleanz Distribution, Inc., an Oklahoma Corporation; and (c) Pro N95 USA, LLC, a New Jersey Limited Liability Company. Tritanium, through its subsidiaries, is engaged in the business of personal protection equipment, related product distribution, immutable traceability technology, consulting and management services.

At the Closing, the Sellers will sell and transfer the Purchased Shares free and clear of all liens, and the Buyer shall pay the following consideration: (a) payment of the Closing Indebtedness Payoff Amount of $250,000; (b) RIII restricted common stock equal to $5,750,000 divided by $0.12 a share. “Renavotio continues to target product rich market opportunities to bring both revenue and promising growth to our shareholders,” commented Billy Robinson, CEO of Renavotio, Inc.

Tritanium’s subsidiaries consist of Tritanium Labs a manufacturer and distributor of the TriCleanz, TruCleanz, and TruSafe brands of sanitizers, disinfectants, sanitizing wipes, and personal protective equipment (PPE). The TriCleanz brand of hand sanitizer is currently available at over 100 Costco Warehouse Clubs and the TruCleanz and TruSafe brands are available at various retailers and sold directly to schools, municipalities, and commercial customers. In its commitment to manufacturing in the USA, all Tritanium Labs products are made in the United States with the vast majority of components sourced within the United States. Since April 2020, Tritanium Labs has sold over 500,000 units of hand sanitizers under the TriCleanz and TruCleanz brands and is currently producing hand sanitizers in 128, 16, 10, and 4-ounce sizes.

In a partnership with the Bartlesville Development Authority, Tritanium Labs has recently leased 37,500 square feet of manufacturing and distribution space to centralize product manufacturing in the Bartlesville Oklahoma area. A primary focus of the Bartlesville facility (formerly owned by Siemens) is to bring manufacturing of products, ingredients, and components to the United States, which are currently only available from foreign manufactures back to the United States, thereby creating jobs in Oklahoma. The company has also initiated plans for Tritanium Lab’s subsidiary, Pro N95 USA, LLC, to file a 510K application to obtain FDA approval of its N95 mask and to immediately begin installation of mask production equipment in additional clean room production space available in the same facility.

Tritanium Labs brings over $5,000,000 in sales since April 2020 and is experiencing substantial growth in both the consumer and commercial sectors. TruCleanz, TruSafe was selected by Best Buy Stores to be the in-store hand sanitizer for consumers because of its superior quality and Best Buy’s commitment to products made in the USA. Tritanium Labs began shipping Gallons and 16-ounce hand sanitizer to Best Buy starting October 2020, just in time for Holiday Shopping customers. Feld Entertainment recently took delivery of TruSafe for its staff use in reopening Disney on Ice and Monster Truck events. TruCleanz Distribution division has secured private label production for QDP Brands (Quality Disposal Products) which are distributed to over 25,000 accounts in the hospitality sector. Tritanium Labs Trust Transparency Traceability feature is one of the key attributes that retailers and businesses look for when selecting a product. “Combining the product expertise, production and immutable traceability technology with Renavotio’s market presence, funding capabilities , and the growth opportunities available, create a unique driving force for Tritanium and Renavotio and partners.” Said Ed Hounor CEO of Tritanium.

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ABOUT TRITANIUM LABS USA, INC.

Tritanium is an Oklahoma based supply chain technology company and the manufacturer of consumer products available at Costco Warehouse Clubs and other fine retailers across the United States. The TriCleanz, TruCleanz, and TruSafe brands of sanitizers, disinfectants, sanitizing wipes, and personal protective equipment (PPE) are manufactured in the United States with transparency, trust, and traceability. Its products are manufactured using the same Tritanium Traceability Technologies it provides to its manufacturing and logistics clients. Since 2018, Tritanium has become the leader in Supply Chain Traceability Solutions and the founder of the first public distributed ledger immutable traceability technology specifically for product traceability. Tritanium’s solutions, software developers and technology providers can add immediate global traceability to sickness, food, manufacturing and logistic applications. www.tritaniumlabs.com

ABOUT REVAVOTIO, INC.

Renavotio’s business focuses on infrastructure opportunities, including medical protective equipment, 5G, utility construction, utility management, IoT, water, waste management technology, and related industries. The Company’s business and acquisition strategy concentrates on medical protective equipment and infrastructure with utility construction and consulting/operational agreements with small towns or county CO-OPS that operate their own water and sewer systems, providing long-term savings, utilizing smart-utility monitoring, and dedicated engineering and service personnel. These platforms capture utility data from hand-held GPS devices or in-place sensors, with planned use of drones to identify waste contamination, leak detection, and topographic underground utility installation planning. Renavotio’s wholly owned subsidiary, Utility Management Corp, is a holding company focused on infrastructure, 5G, utility construction, utility management, IoT, water and waste management technology, and related industries. Utility Management Corp’s subsidiary, Utility Management and Construction (UMCCO), is an engineering and smart utility management company that provides a one-stop solution to rural communities to reduce the consumption of electricity, natural gas, and water utilities for commercial, industrial and municipal end users. UMCCO’s unique approach creates immediate bottom line savings for its clients, by providing engineering, planning, permitting and installation through their second wholly-owned subsidiary, Cross-Bo Construction, which specializes in water, sewer, Telcom, and 5G design and installation, establishing a long-term value proposition while also achieving respective sustainability goals. www.renavotio.com

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CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION:

This news release includes certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. Forward-looking statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable, are subject to known and unknown risks, uncertainties, and other factors may cause the actual results and future events to differ materially from those expressed or implied by such forward-looking statements. Such factors include general business, economic, competitive, regulatory, capital markets, political and social uncertainties. There can be no assurance that such statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements.. No information in this news release should be construed as any indication whatsoever of the Company’s future stock price, revenues, or results of operations. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

IR Contact :
Renavotio, Inc.

601 South Boulder Ave.

Suite 600

Tulsa, OK 74119
Email Contact : brobinson@renavotio.com
Telephone : +1 855-765-1900 ext. 101

Skyline Corporate Communications Group, LLC
Lisa Gray, Senior Account Manager

One Rockefeller Plaza, 11th Floor
New York, NY 10020
Office: (646) 893-5835
Email: lisa@skylineccg.com

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